UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):January 22, 2026

PARKERVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4446-1A Hendricks Avenue Suite 354, Jacksonville, Florida	32207
(Address of Principal Executive Offices)	(Zip Code)

(904) 732-6100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02(e) Compensatory Arrangements of Certain Officers

On January 22, 2026, the Compensation Committee of the Board of Directors (“Committee”) of ParkerVision, Inc. (the “Company”), approved grants, under the Company’s 2019 Long-Term Incentive Plan (the “2019 Plan”), of nonqualified performance-based stock options to its executive officers.  The performance-based grants included a performance-based option to purchase up to 8,000,000 shares granted to Jeffrey Parker, the Company’s Chief Executive Officer, and a performance-based option to purchase up to 500,000 shares granted to Cynthia French, the Company’s Chief Financial Officer.  The options have a five-year performance period, with quarterly measurement dates, and expire ten years from the date of grant. Vested options are exercisable at a price of $0.24 per share, which was the last sale price of the Company’s common stock on the date of grant.  The performance conditions for vesting of these options are based on cumulative net cash received by the Company from its patent enforcement actions, after deduction of all attorney contingency fees and contractual repayments of contingent payment obligations to third parties.  The performance-based options provide for automatic acceleration of vesting, regardless of performance conditions, in the event (i) the market capitalization of the Company meets or exceeds $1 billion for twenty (20) consecutive trading days, or (ii) upon a change in control of the Company. The form of nonqualified performance-based stock option agreement is included at Exhibit 10.1 hereto.

In addition, the Committee approved a grant, under the 2019 Plan, of a nonqualified time-based stock option for the purchase of up to 500,000 shares granted to the CFO.  This option has an exercise price of $0.24 per share, vests in four equal biannual installments over a two-year period beginning July 22, 2026, and expires five years from the date of grant.

The Committee also approved a 2.5% cost-of-living increase in the base salaries of the CEO and CFO, effective April 15, 2026.

 Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1	Form of Nonqualified Performance-Based Stock Option Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2026
PARKERVISION, INC.

By /s/ Cynthia French
Cynthia French
Chief Financial Officer